CONVERTIBLE SENIOR NOTES, NET (Schedule of Net Carrying Amount of Liability and Equity Components of Notes) (Details) - Convertible Senior Note [Member] - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Nov. 30, 2019
Net carrying amount of the liability and equity components:
Principal amount	$ 575,000	$ 575,000	$ 500,000
Adjustment from Adoption of ASU 2020-06	0	46,270
Unamortized discount	0	(46,270)
Unamortized issuance costs	(2,660)	(5,656)
Net carrying amount	$ 572,340	$ 569,344